Exhibit 99.02

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Name of each exchange on which registered
Common Stock, par value $.01 per share	New York Stock Exchange

Depositary Shares, each representing 1/5th of a share of 6.365% Cumulative Preferred Stock, Series F	New York Stock Exchange

Depositary Shares, each representing 1/5th of a share of 6.213% Cumulative Preferred Stock, Series G	New York Stock Exchange

Depositary Shares, each representing 1/5th of a share of 6.231% Cumulative Preferred Stock, Series H	New York Stock Exchange

Depositary Shares, each representing 1/5th of a share of 5.864% Cumulative Preferred Stock, Series M	New York Stock Exchange

7 5/8% Trust Securities of Subsidiary Trust (and registrant’s guaranty with respect thereto)	New York Stock Exchange

7.125% Trust Preferred Securities (TruPS®) of Subsidiary Trust (and registrant’s guaranty with respect thereto)	New York Stock Exchange

6.950% Trust Preferred Securities (TruPS®) of Subsidiary Trust (and registrant’s guaranty with respect thereto)	New York Stock Exchange

6.00% Trust Preferred Securities (TruPS®) of Subsidiary Trust (and registrant’s guaranty with respect thereto)	New York Stock Exchange

6.10% Trust Preferred Securities (TruPS®) of Subsidiary Trust (and registrant’s guaranty with respect thereto)	New York Stock Exchange

6.00% Trust Preferred Securities (TruPS®) of Subsidiary Trust (and registrant’s guaranty with respect thereto)	New York Stock Exchange

6.875% Enhanced Trust Preferred Securities (Enhanced TruPS®) of Subsidiary Trust (and registrant’s guaranty with respect thereto)	New York Stock Exchange

6.500% Enhanced Trust Preferred Securities (Enhanced TruPS®) of Subsidiary Trust (and registrant’s guaranty with respect thereto)	New York Stock Exchange

6.450% Enhanced Trust Preferred Securities (Enhanced TruPS®) of Subsidiary Trust (and registrant’s guaranty with respect thereto)	New York Stock Exchange

0.25% Notes Exchangeable for a Basket of Selected Technology Stocks, Due 2007 *	American Stock Exchange

Notes Exchangeable for the Common Stock of Pfizer Inc., Due 2008 *	American Stock Exchange

Principal-Protected Notes Linked to the S&P 500® Index Due 2007 *	American Stock Exchange

Principal-Protected Notes Linked to the Nasdaq-100 Index® Due 2007 *	American Stock Exchange

Principal-Protected Notes Linked to the Dow Jones EURO STOXX 50 IndexSM Due 2007 *	American Stock Exchange

Index LeAding StockmarkEt Return Securities (Index LASERSSM) Based Upon the Dow Jones Industrial Average Due 2008 *	American Stock Exchange

Principal-Protected Equity Linked Notes Based Upon the S&P 500® Index Due 2009 *	American Stock Exchange

Principal-Protected Equity Linked Notes Based Upon the Dow Jones Global Titans 50 IndexSM Due 2009 *	American Stock Exchange

Targeted Growth Enhanced Terms Securities (TARGETSSM) of Subsidiary Trust With Respect to the Common Stock of Alcoa Inc. *	American Stock Exchange

Principal-Protected Equity Linked Notes Based Upon the Nasdaq-100 Index Due 2009 *	American Stock Exchange

Index LeAding StockmarkEt Return Securities (Index LASERSSM) Based Upon the Nikkei 225 Stock Average Due 2008 *	American Stock Exchange

Principal-Protected Equity Linked Notes Based Upon the Dow Jones Industrial AverageSM Due 2009 *	American Stock Exchange

Targeted Growth Enhanced Terms Securities (TARGETSSM) of Subsidiary Trust With Respect to American Depositary Receipts Representing Ordinary Shares of Nokia Corporation *	American Stock Exchange

Principal-Protected Equity Linked Notes Based Upon the S&P 500® Index Due 2010 *	American Stock Exchange

Premium Mandatory Callable Equity-Linked Securities (PACERSSM) Based Upon the Common Stock of JPMorgan Chase & Co. Due 2007 *	American Stock Exchange

Targeted Growth Enhanced Terms Securities (TARGETSSM) of Subsidiary Trust With Respect to the Common Stock of Newmont Mining Corporation *	American Stock Exchange

Targeted Growth Enhanced Terms Securities (TARGETSSM) of Subsidiary Trust With Respect to the Common Stock of Intel Corporation *	American Stock Exchange

Principal-Protected Equity Linked Notes Based Upon the Dow Jones Industrial AverageSM Due 2010 *	American Stock Exchange

Principal-Protected Equity Linked Notes Based Upon the Dow Jones Global Titans 50 IndexSM Due 2010 *	American Stock Exchange

Principal-Protected Notes Based Upon a Group of Asian Currencies Due 2008 *	American Stock Exchange

Principal-Protected Equity Linked Notes Based Upon the S&P 500® Index with Potential Supplemental Interest at Maturity Due 2008 +	American Stock Exchange

Principal-Protected Notes Based Upon a Group of Asian Currencies Due 2008 +	American Stock Exchange

Targeted Growth Enhanced Terms Securities (TARGETSSM) of Subsidiary Trust With Respect to the Common Stock of Motorola, Inc. +	American Stock Exchange

Principal-Protected Equity Linked Notes Based Upon the Russell 1000® Growth Index with Potential Supplemental Interest at Maturity Due 2009 +	American Stock Exchange

Portfolio Income STrategic Opportunity NoteS Based Upon the CBOE S&P 500 BuyWrite Index Due 2010 +	American Stock Exchange

Premium MAndatory Callable Equity-Linked SecuRitieS (PACERSSM) Based Upon American Depositary Receipts Representing H Shares of PetroChina Company Limited Due 2008 +	American Stock Exchange

Stock Market Upturn NotesSM Based Upon the S&P 500® Index Due 2007 +	American Stock Exchange

Principal-Protected Equity Linked Notes Based Upon the Nikkei 225 Stock AverageSM with Potential Supplemental Interest at Maturity Due 2009 +	American Stock Exchange

Premium MAndatory Callable Equity-Linked SecuRitieS (PACERSSM) Based Upon the PHLX Oil Service SectorSM Index Due 2008 +	American Stock Exchange

Targeted Growth Enhanced Terms Securities (TARGETSSM) of Subsidiary Trust With Respect to the Common Stock of Sprint Nextel Corporation +	American Stock Exchange

Index LeAding StockmarkEt Return Securities (Index LASERSSM) Based Upon the S&P 500® Index Due 2010 +	American Stock Exchange

Equity LinKed Securities (ELKS®) Based Upon the Common Stock of Newmont Mining Corporation Due 2007 +	American Stock Exchange

Principal-Protected Equity Linked Notes Based Upon the S&P 500® Index with Potential Supplemental Interest at Maturity Due 2011 +	American Stock Exchange

Equity LinKed Securities (ELKS®) Based Upon the Common Stock of Texas Instruments Inc. Due 2007 +	American Stock Exchange

Principal-Protected Equity Linked Notes Based Upon the Dow Jones Industrial AverageSM with Potential Supplemental Interest at Maturity Due 2010 +	American Stock Exchange

Select EQUity Indexed NoteS (SEQUINSSM ) based upon the Common Stock of United health Group Inc. Due 2007 +	American Stock Exchange

Stock Market Upturn NotesSM Based Upon the S&P 500® Index Due 2007 +	American Stock Exchange

Premium mAndatory Callable Equity-linked secuRitieS (PACERSSM) Based Upon the Common Stock of Valero Energy Corporation Due 2008 +	American Stock Exchange

Principal Protected Equity Linked Notes Based Upon the MSCI EAFE Index® Due 2009 +	American Stock Exchange

Stock Market Upturn NotesSM Based Upon the Nikkei 225 Stock Averagesm Due 2007 +	American Stock Exchange

Equity LinKed Securities (ELKS®) Based Upon the Common Stock of Apple Computer, Inc. Due 2007 +	American Stock Exchange

Stock Market Upturn NotesSM Based Upon the Dow Jones EURO STOXX 50 IndexSM Due 2007 +	American Stock Exchange

Equity LinKed Securities (ELKS®) Based Upon the Common Stock of Caterpillar Inc. Due 2007 +	American Stock Exchange

Principal-Protected Equity Linked Notes Based Upon the S&P 100® Index Due 2010 +	American Stock Exchange

Stock Market Upturn NotesSM Based Upon the Hang Seng China Enterprises Index Due 2008 +	American Stock Exchange

Equity LinKed Securities (ELKS®) Based Upon the Common Stock of Halliburton Company Due 2007 +	American Stock Exchange

Equity LinKed Securities (ELKS®) Based Upon the Common Stock of Nucor Corporation Due 2007 +	American Stock Exchange

Index LeAding StockmarkEt Return Securities (Index LASERSSM) Based Upon the CBOE Large Cap Over Small Cap Outperformance Strategy Due 2008 +	American Stock Exchange

Premium mAndatory Callable Equity-linked secuRitieS (PACERSSM) Based Upon American Depositary Receipts Representing the Ordinary Participation Certificates (“CPOs”) of Cemex S.A.B. de C.V. Due 2008 +	American Stock Exchange

Equity LinKed Securities (ELKS®) Based Upon the Common Stock of QUALCOMM Incorporated Due 2007 +	American Stock Exchange

Equity LinKed Securities (ELKS®) Based Upon the Common Stock of Archer-Daniels-Midland Company Due 2007 +	American Stock Exchange

Principal-Protected Trust Certificates Linked to the Dow Jones Industrial AverageSM and the Nikkei 225 Stock AverageSM Due 2010 +	American Stock Exchange

Stock Market Upturn NotesSM Based Upon the Dow Jones Industrial AverageSM Due 2008 +	American Stock Exchange

Equity LinKed Securities (ELKS®) Based Upon the Common Stock of Best Buy Co., Inc. Due 2008 +	American Stock Exchange

Equity LinKed Securities (ELKS®) Based Upon the Common Stock of Advanced Micro Devices, Inc. Due 2008+	American Stock Exchange

Select EQUity Indexed NoteS (SEQUINSSM) Based Upon the S&P Homebuilders Select Industry Index Due 2008 +	American Stock Exchange

Securities registered pursuant to Section 12(g) of the Securities Exchange Act of 1934:

Title of each class	Name of each exchange on which registered
Stock Market Upturn NotesSM Based Upon the Nasdaq-100 Index® Due 2007 +	The NASDAQ National Market

Principal-Protected Equity Linked Notes Based Upon the Nasdaq-100 Index® Due 2009 +	The NASDAQ National Market

* Issued by Citigroup Global Markets Holdings Inc. (CGMHI), or a subsidiary trust of CGMHI, and includes registrant’s guaranty with respect thereto.

+ Issued by Citigroup Funding Inc. (CFI), or a subsidiary trust of CFI, and includes registrant’s guaranty with respect thereto.